UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: April 7, 2020

TIFFANY & CO.

(Exact name of Registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

 200 Fifth Avenue, New York, NY 10010

(Address of principle executive offices and zip code)

Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TIF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 7.01 Regulation FD Disclosure.

Registrant has received additional regulatory approvals necessary for the completion of its proposed acquisition (the “Merger”) by LVMH Moët Hennessy-Louis Vuitton SE (“LVMH”) pursuant to the Agreement and Plan of Merger, dated as of November 24, 2019 (the “Merger Agreement”) by and among Registrant, LVMH, Breakfast Holdings Acquisition Corp. and Breakfast Acquisition Corp., and provides the following update on the status of the approvals from regulatory authorities in various jurisdictions across the world.

In the United States, as disclosed in Registrant’s Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 4, 2020, the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 expired on February 3, 2020. On March 26, 2020, the Committee on Foreign Investment in the United States cleared the transaction, informing Registrant that its review of the proposed Merger had concluded and that there are no unresolved national security concerns with respect to the transaction. As such, the Merger has received all required regulatory clearances in the United States.

Elsewhere in the Americas, the parties received a no-action letter on April 7, 2020 from the Canadian Competition Bureau indicating that it does not intend to challenge the Merger and thereby clearing the transaction. On March 12, 2020, the parties jointly submitted a filing to the Mexican competition authority (Comisión Federal de Competencia Económica) to seek approval of the Merger, and the parties are working to respond to the commission’s requests for information.

In Australia, the Australian Competition and Consumer Commission issued a no-action letter on March 30, 2020, clearing the transaction. A filing seeking approval of the transaction was also submitted to the Australian Foreign Investment Review Board (“FIRB”) on March 5, 2020. As a result of the novel coronavirus (COVID-19) outbreak, the Australian Treasurer has announced that FIRB is experiencing delays in processing transactions and, in keeping with the Australian Government’s publicly announced policy of seeking six-month extensions on business applications, FIRB requested to extend its statutory review deadline of April 8, 2020 until October 6, 2020, which request LVMH has accepted.  However, it is possible for the Treasurer or his delegate to approve the transaction in advance of that deadline. The parties are cooperating closely with FIRB with a view to obtaining approval as soon as possible.

Regarding competition approval in the European Union, a draft filing was submitted on March 4, 2020; pre-filing discussions are ongoing with the European Commission and the parties are working to respond to the commission’s requests for information.  Once a formal filing (which customarily follows a pre-filing consultation period) is made, the transaction will be cleared within 25 business days, unless the commission decides to open an in-depth investigation or require remedial action.

In Asia, the State Administration for Market Regulation of China accepted LVMH’s March 5, 2020 filing as complete on April 2, 2020, which marks a significant step in the Chinese merger review process, starting the authority’s market inquiry. An informal filing with respect to approving the transaction was submitted on March 5, 2020 to the Japan Fair Trade Commission. The parties are working to respond to the commission’s requests for information prior to the submission of a formal filing. Following submission of the formal filing, the commission’s review will conclude within one month unless the commission opens an in-depth investigation. A filing seeking approval of the transaction was submitted to the Korea Fair Trade Commission of South Korea on March 13, 2020, and the commission is reviewing the transaction in accordance with its statutory process while the parties are working to respond to the commission’s requests for information. An informal filing seeking approval of the transaction was also submitted to the Taiwan Fair Trade Commission on March 5, 2020, and the parties are working to respond to the commission’s requests for information.

In Russia, a formal filing seeking approval of the transaction was submitted to the Federal Antimonopoly Service on March 13, 2020.

The above jurisdictions represent the only jurisdictions with respect to which the associated competition or antitrust and foreign investment clearances are conditions precedent to closing the transaction.

The transaction remains subject to receiving the above-referenced regulatory clearances and the satisfaction of other customary closing conditions. Registrant expects to be in a position to close the Merger in the middle of 2020, subject to the actual length of FIRB’s extended review of the transaction, as noted above, and more generally, subject to potential delays in the regulatory review of the transaction, which may result from the novel coronavirus (COVID-19) outbreak in one or more jurisdictions.  As previously announced, Registrant’s stockholders on February 4, 2020 voted to approve the adoption of the Merger Agreement providing for the Merger.

The information in this Current Report on Form 8-K is being furnished pursuant to Item 7.01 Regulation FD Disclosure. In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.

Forward-Looking Statements:

Certain statements in this communication including, without limitation, statements relating to the Merger and conditions to closing of the Merger, may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, each as amended. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the Merger and the anticipated benefits thereof. Forward-looking statements provide current expectations of future events and include any statement that does not directly relate to any historical or current fact. Words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “projects,” “may,” “will,” or other similar expressions may identify such forward-looking statements.

These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those discussed in forward-looking statements, including, as a result of factors, risks and uncertainties over which we have no control. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include, but are not limited to, the following: (i) conditions to the completion of the Merger may not be satisfied or the regulatory approvals required for the Merger may not be obtained, in each case, on the terms expected or on the anticipated schedule; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or affect the ability of the parties to recognize the benefits of the Merger; (iii) the effect of the announcement or pendency of the Merger on Registrant’s business relationships, operating results, and business generally; (iv) risks that the Merger disrupts Registrant’s current plans and operations and potential difficulties in Registrant’s employee retention; (v) risks that the Merger may divert management’s attention from Registrant’s ongoing business operations; (vi) potential litigation that may be instituted against Registrant or its directors or officers related to the Merger or the Merger Agreement and any adverse outcome of any such potential litigation; (vii) the amount of the costs, fees, expenses and other charges related to the Merger, including in the event of any unexpected delays; (viii) other risks to consummation of the Merger, including the risk that the Merger will not be consummated within the expected time period, or at all, which may affect Registrant’s business and the price of the common stock of Registrant; (ix) any adverse effects on Registrant by other general industry, economic, business and/or competitive factors; (x) the outbreak and geographic spread of the novel coronavirus (COVID-19) and changes in financial, business, travel and tourism, political, public health and other conditions, circumstances, requirements and practices resulting therefrom; and (xi) such other factors as are set forth in Registrant’s public filings with the SEC, including but not limited to those described under the headings “Risk Factors” and “Forward Looking Statements” in its Form 10-K for the fiscal year ended January 31, 2020, the definitive proxy statement on Schedule 14A, filed with the SEC on January 6, 2020, and in its other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Registrant’s financial condition, results of operations, credit rating, liquidity or stock price. In addition, there can be no assurance that the Merger will be completed, or if it is completed, that it will close in the timeframe currently anticipated, or that the expected benefits of the Merger will be realized.

Forward-looking statements reflect the views and assumptions of management as of the date of this communication with respect to future events. Registrant does not undertake, and hereby disclaims, any obligation, unless required to do so by applicable securities laws, to update any forward-looking statements as a result of new information, future events or other factors. The inclusion of any statement in this communication does not constitute an admission by Registrant or any other person that the events or circumstances described in such statement are material.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.
(Registrant)

By: /s/ Leigh M. Harlan
Leigh M. Harlan
Senior Vice President, Secretary and General Counsel
Date: April 7, 2020